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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             May 16, 2001
                                                       ---------------------

                         CREDENCE SYSTEMS CORPORATION
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            (Exact name of registrant as specified in its charter)


         Delaware                       000-22366            94-2878499
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(State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                File Number)     Identification No.)

     215 Fourier Avenue, Fremont, California                   94539
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (510) 657-7400
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                                     None
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.


         On May 16, 2001, the Registrant issued a press release announcing the execution of the definitive agreement for the registrant's acquisition of Integrated Measurement Systems, Inc.

Item 7.  Exhibits.

         Press Release disseminated on May 16, 2001 announcing the execution of the definitive agreement for the registrant's acquisition of Integrated Measurement Systems, Inc.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CREDENCE SYSTEMS CORPORATION
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                                (Registrant)


Date:  May 16, 2001             By      /s/ Graham J. Siddall
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                                Name:   Graham J. Siddall
                                Title:  Chief Executive Officer and President

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                               INDEX TO EXHIBITS




    Exhibit No.                     Description
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      99.1          Press Release disseminated on May 16, 2001 announcing the
                    registrant's acquisition of Integrated Measurement Systems, Inc.